Exhibit 99.4

VYYO INC.

2000 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN

OPTION AGREEMENT

FOR EMPLOYEES SUBJECT TO THE LAWS IN CHINA

THIS OPTION AGREEMENT (this “Agreement”) is made and entered into as of the date of grant set forth in the Notice of Grant of Stock Options and Option Agreement (the “Notice”) to which this Agreement is attached (the “Date of Grant”), by and between VYYO INC., a Delaware corporation (the “Company”), and the participant named in the Notice (“Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s Third Amended and Restated 2000 Employee and Consultant Equity Incentive Plan (the “Plan”).

1. Grant of Option. The Company hereby grants to Participant an option (the “Option”) for the total number of shares of Common Stock of the Company set forth in the Notice (the “Shares”) at the exercise price per share set forth in the Notice (the “Exercise Price”), subject to all of the terms and conditions of this Agreement, the Notice and the Plan.

2. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar change affecting the Common Stock, a substitution or proportionate adjustment shall be made in the kind, number and exercise price of shares of Common Stock subject to the unexercised portion of the Option, as may be determined by the Board in its sole discretion.

3. Exercise Period.

3.1 Exercise Period of Option. Provided Participant continues to be an employee, consultant or director of the Company or any Subsidiary or Parent throughout the specified period, the Option shall become exercisable as to portions of the Shares pursuant to the vesting schedule set forth in the Notice.

3.2 Expiration. The Option shall expire on the date of expiration set forth in the Notice (the “Expiration Date”) and must be exercised, if at all, on or before the Expiration Date.

4. Termination.

4.1 Termination for Any Reason Except Death or Disability. If Participant’s active employment with or service as a director or consultant to the Company or to any Parent or Subsidiary terminates for any reason other than death or Disability of Participant, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the date of such termination, may thereafter be exercised by Participant no later than three (3) months after the date of such termination, but in any event no later than the Expiration Date.

4.2 Termination Because of Death or Disability. If Participant’s employment with or service as a director or consultant to the Company or to any Parent or Subsidiary terminates because of death or Disability of Participant, the Option, to the extent (and only to the extent) that it is exercisable by Participant on the date of such termination, may thereafter be exercised by

Participant (or Participant’s legal representative) no later than twelve (12) months after the date of such termination, but in any event no later than the Expiration Date.

4.3 Disposition of Subsidiary. If Participant is an employee of or a consultant to a Subsidiary of the Company, the Option shall terminate immediately upon the consummation of any disposition of such Subsidiary by the Company, including a merger, consolidation or other transaction resulting in the Company holding less than 50% of the outstanding shares of capital stock of such Subsidiary, a sale or other transfer of more than 50% of the outstanding capital stock of such Subsidiary or a sale or other transfer of all or substantially all of the assets of such Subsidiary by the Company.

4.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

5. Manner of Exercise.

5.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant’s death, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement for employees in China in the form as may be approved by the Company from time to time (the “China Exercise Agreement”), which shall set forth, inter alia, Participant’s election to exercise the Option and the number of Shares being purchased. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

5.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

5.3 Payment. The China Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Provided that a public market for the Company’s stock exists, such payment shall be made through a “same day sale” commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell all of the Shares so purchased and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company and the remaining proceeds, less any broker’s fees or commissions, to the Participant. Depending on the development of local laws, the Company reserves the right to provide the Participant with additional methods of exercising the Option prior to the vesting date.

6. Nontransferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

7. Taxes.

7.1 Responsibility for Taxes. Regardless of any action the Company or the Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax related withholding (“Tax Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by Participant is and remains the Participant’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Options, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items.

7.2 Withholding. Prior to exercise of the Options, Participant agrees to pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Participant from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer or from proceeds from the sale of the Shares. Alternatively, or in addition, if permissible under local law, the Company may (1) sell or arrange for the sale of Shares that Participant acquires to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Participant’s participation in the Plan or Participant’s purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items as described in this section.

8. Privileges of Stock Ownership. Participant shall not have any of the rights of a shareholder with respect to any Shares until Participant exercises the Option and pays the Exercise Price.

9. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

10. Entire Agreement. The Plan is incorporated herein by reference. This Agreement, the Notice and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

11. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; five (5) days after deposit in the post by certified or registered mail (return receipt requested); three (3) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or telecopier.

12. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

14. Nature of Grant. In accepting the grant, Participant acknowledges that:

14.1 the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

14.2 the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

14.3 all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

14.4 Participant is voluntarily participating in the Plan;

14.5 the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Participant’s employment contract, if any;

14.6 the Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;

14.7 in the event that Participant is not an employee of the Company, the Option grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Option grant will not be interpreted to form an employment contract with the Employer or any subsidiary or affiliate of the Company;

14.8 the future value of the underlying Shares is unknown and cannot be predicted with certainty;

14.9 if the underlying Shares do not increase in value, the Option will have no value;

14.10 in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option resulting from termination of Participant’s employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim; and

14.11 notwithstanding any terms or conditions of the Plan to the contrary, in the event of involuntary termination of Participant’s employment (whether or not in breach of local labor laws), Participant’s right to receive options and vest in options under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of involuntary termination of employment (whether or not in breach of local labor laws), Participant’s right to exercise the Options after termination of employment, if any, will be measured by the date of termination of Participant’s active employment and will not be extended by any notice period mandated under local law; the Committee shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Option grant.

15. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the Employer, and the Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company and the Employer hold certain personal information about Participant, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

16. Language. If Participant has received this or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

17. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option granted under and participation in the Plan or future options that may be granted under the Plan by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by Company or another third party designated by the Company.

19. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

20. Acceptance. BY EXECUTING THE NOTICE, PARTICIPANT ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN, THE NOTICE AND THIS AGREEMENT AND THAT PARTICIPANT HAS READ AND UNDERSTANDS THE TERMS AND PROVISIONS HEREOF AND THEREOF, AND ACCEPTS THE OPTION SUBJECT TO ALL THE TERMS AND CONDITIONS OF THE PLAN, THE NOTICE AND THIS AGREEMENT. PARTICIPANT ACKNOWLEDGES THAT THERE MAY BE ADVERSE TAX CONSEQUENCES UPON EXERCISE OF THE OPTION OR DISPOSITION OF THE SHARES AND THAT PARTICIPANT SHOULD CONSULT A TAX ADVISER PRIOR TO SUCH EXERCISE OR DISPOSITION.